Investor Presentation November & December 2014 Maiden Holdings, Ltd.

Forward Looking Statements This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on current expectations and beliefs of Maiden Holdings, Ltd. (the “Company”) concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, developments of claims and the effect on loss reserves, decreases in existing and new client projected premiums, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company’s products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements, except as may be required by law. Additional information about these risks and uncertainties, as well as others that many cause actual results to differ materially from those projected is contained in Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. 2

Maiden’s Value Proposition • Focus on low-volatility lines of business and more predictable “working layer” reinsurance – Not focused on the property catastrophe reinsurance market • Long-term relationships with targeted regional and specialty P&C insurers - 31-year operating history • Successful and stable multi-year strategic reinsurance relationship with AmTrust Financial Services, Inc. (“AmTrust”) since 2007 • Diversified portfolio of low-volatility underwriting business • Predictable and stable operating results • Highly efficient and scalable operating platform • Growing balance sheet scale and capital efficiency supported by the low-volatility model • Reduced cost of capital following TRUPs redemption enhances operating returns • Conservative investment portfolio • Strong commitment to rewarding shareholders through dividends 3 1 2 3 4 5 6 7 8 Maiden targets consistent underwriting profitability, above industry average growth and an operating ROAE of 15% or greater 9 10

RNR MRHVR EIG PTP AWH AXS AGII ACGL PREENH AHL XLMHLD GLRE 50% 60% 70% 80% 90% 100% 110% 0 x5.0 x10.0 x15.0 x20.0 x25.0 x30.0 5 Y e a r A v e r a g e C o m b i n e d R a t i o Multiple of MHLD's Standard Deviation in Combined Ratio 5 Year Average Quarterly Combined Ratio and Standard Deviation in Combined Ratio MHLD = x1.0 Standard Deviation Predictable and Stable Operating Performance 4 Data Source: Quarterly Combined Ratio Data from SNL Financial Relatively stable and profitable combined ratio reflecting low volatility underwriting portfolio

Maiden’s History 1 AmTrust’s majority shareholders include holdings of Michael Karfunkel, Leah Karfunkel, George Karfunkel, and Barry Zyskind (“Founding Shareholders”). 2 National General Holdings Corporation (“NGHC”), formerly known as American Capital Acquisition Corporation (“ACAC”), acquired GMAC Personal Lines Business in 2010. 3 Last twelve months as of September 30, 2014. 4 As of most recent filing. 5 Please see the non-GAAP reconciliation table and definitions in the appendix of this presentation for additional important information. 2007 2008 2009 2010 2011 2012 2013 2007 2008 2009 2010 2011 2012 2013 2014 Q3 Net Premiums Written (“NPW”) $247 $727 $1,030 $1,228 $1,724 $1,901 $2,096 $2,3023 Employees 5 129 139 204 213 214 185 187 Founding Shareholders¹ Ownership 18.6% 30.1% 30.1% 28.3% 28.3% 28.4% 28.4% 28.1%4 • AmTrust’s majority shareholders¹ formed Maiden • Entered into 40% Quota Share with AmTrust • Entered into 25% NGHC² Quota Share • Acquired international insurance business (IIS) from Ally • Sold property Excess & Surplus (“E&S”) lines business • NGHC Quota Share discontinued • All-time high annual earnings in 2013 • Acquired a reinsurance platform with 25 years of operations, GMAC RE, with renewal rights, client relationships, and infrastructure 5 2014 • Redeemed 14% TRUPS January 15, 2014 • Record nine months operating5 earnings as of 3Q14

Diversified Reinsurance AmTrust Quota Share Reinsurance • Focus on lower volatility “working layer” reinsurance needs of regional and specialty P&C insurers in the U.S. and select international markets • Providing strategically important growth and capital support to AmTrust since 2007 U.S. • Personal & commercial auto • Commercial multi-peril • General liability • Workers’ compensation • Non-cat property Select international markets: • Personal Auto • Credit Life Small Commercial (U.S.) • Workers’ compensation • Commercial package • Commercial lines Specialty Risk and Extended Warranty (U.S., Europe): • Consumer and commercial goods warranty • European Hospital liability • Other Specialty Program: • Commercial package for specialty risks / segments • Multi-functional U.S underwriting teams — Broker treaty — Direct treaty — Specialty / facultative — A&H • International team • 41% direct / 59% brokered distribution • Highly rated in Flaspöhler industry cedent survey • Multi-year quota-share reinsurance relationship since 2007 — Master Agreement in place through 2016, with negotiated contract modifications and term extensions renewed twice previously — Actively managed by Maiden to preserve targeted economics • Strong controls and governance — Independent underwriting and reserving — All related party transactions require independent Audit Committee approvals • Lasting, profitable, long-term relationships with clients - 31-year operating history • Dedicated Financial Trust® offers highly rated security • Deep multi-functional client service support • Purpose built balance sheet and operating platform • Significant driver of growth with improving combined ratios • AmTrust’s leading competitive position in specialty markets1 • Improving rate environment, particularly in workers’ compensation LTM* 9/30/2014 NPW = $854mm Maiden’s Key Businesses Today 6 Products / Businesses Competitive Advantage Underwriting / Distribution Clients (*) “LTM” = Last twelve months 1Per Forbes 7/19/2013 publication. LTM* 9/30/2014 NPW = $1,452mm Small Commercial Business 55% Specialty Program 13% Specialty Risk and Extended Warranty 32% Property 18% Other Casualty 16% Personal Auto 33% Commercial Auto 15% Accident & Health 4% International 14%

Balanced Portfolio of Low Volatility Underwriting Business 7 LTM 9/30/2014 NPW Excluding NGHC• Low-hazard, profitable workers’ compensation business ― 37% of Maiden’s LTM September 30, 2014 NPW excluding NGHC ― Focus on small premium, small-employer policies ― Significantly lower workers’ compensation loss ratio vs. industry mainly reflecting AmTrust’s specialization and leading position in low-hazard segment • Primary pricing discipline with price increases varying by line and geography • Benefiting from underwriting performance improvement post termination of NGHC quota- share in 2013 LTM 9/30/2014 NPW Excluding NGHC = $2,306mm 1. Workers' compensation 37% 2. Personal auto 14% 3. Commercial auto 12% 4. Warranty 11% 5. Other liability 9% 6. European hospital liab. 4% 7. Fire, allied lines and inland marine 4% 8. Others 3% 9. Commercial multi-peril 3% 10. Accident & health 2% 11. Homeowners' 1% 1 23 4 5 6 7 8 9 10 11

Minimal Property Catastrophe Exposure 8 • Minimal exposure to property catastrophe risks — 1-in-250-year PML managed to less than annual net income — Further reduced property-catastrophe exposure through the sale of E&S property business to Brit Global Specialty (“Brit”) in 2013 • Maiden has generated annual underwriting income every year and net operating income every quarter since its formation in 2007 1 Maiden PML and common equity data as of 12/31/2013. (Re)insurer comparative PML as of 1/1/2014 and common equity as of 12/31/2013. 2Aspen, Arch, Axis, AWAC, Endurance, EverestRe, Montpelier, PartnerRe, Platinum, Validus, XL. 1-in-250-Year Occurrence PML / Common Equity 3% 19% $28 Selected (Re)Insurers2 1-in-250 yr. PML1 ($mm) Maiden

Unique Operating Platform and Business Model Drive Highly Efficient Expense Relativities 9 1Aspen, Arch, Axis, AWAC, Endurance, EverestRe, Montpelier, PartnerRe, Platinum, RenRe, Validus, XL as of September 30, 2014 Source: SNL and Company Financials LTM 9/30/2014 G&A Expense Ratio Maiden: 2.8% Selected P&C (Re)Insurers1: 16.0% $1,030 $1,228 $1,724 $1,901 $2,096 $2,302 3.5% 3.5% 3.5% 2.9% 2.9% 2.8% 2009 2010 2011 2012 2013 LTM 9/30/2014 Net Premiums Written ($mm) G&A Expense Ratio

Corporate Bonds 50% US Agency - MBS 37% Cash & Cash Equiv. 7% Other 6% Maiden Maintains a Conservative Investment Portfolio Investments Composition* (*) As of September 30, 2014 Total: $3.7bn Strong Credit Quality of Investments* Total: $3.5bn • Continued emphasis on investing in GSE and high-grade corporate debt; new money yield on fixed maturities in 3Q14 to date is 3.20%; overall 3Q14 book yield (excluding cash equivalents) is 3.56% • September 30, 2014 average duration of investable assets (including cash equivalents) of 4.60 years compared to 4.33 years as of December 31, 2013 • Profitable growth & positive cash flow has expanded invested assets that will enhance earnings 10 BB+ or lower 2% AAA 6% AA 4% A 24% BBB 23% US Agency 41%

Low-Volatility Business Model Supporting Asset and Investment Income Growth 11 Growing Net Investment Income ($mm) Expanding Invested Assets Base ($mm) (*) Invested assets at December 31, 2013 include net proceeds of $147.4 million from November 2013 Senior Note offering. Maiden primarily utilized the proceeds of its Senior Note offering in November 2013, as well as cash on hand, to redeem the $152.5 million face value Junior Subordinated Debt (“TRUPs”) on January 15, 2014. $ 62.9 $ 71.6 $ 74.9 $ 81.2 $ 91.4 $ 110.8 2009 2010 2011 2012 2013 LTM 9/30/2014 $ 2,088 $ 2,234 $ 2,494 $ 3,003 $ 3,552 $ 3,903 2009 2010 2011 2012 2013* 9/30/2014

Maiden Well Positioned to Achieve a 15% Operating ROAE • Medium-term Operating ROAE > 15% • Combined ratio < 96% — G&A expense ratio < 4% • NPW CAGR of 10%+ • Core regional insurer client retention rate of > 85% • Modeled annual aggregate exposure to cat events < annual net income Targeted Operating Metrics 15% operating ROAE attainable with improved underwriting results, growth in invested assets and current capital structure 12

Investment Opportunity 13 boxcheckbld Differentiated P&C reinsurance business model with focus on low- volatility, predictable lines of business and strong long-lasting client relationships boxcheckbld Demonstrated predictable, stable and highly efficient operating performance boxcheckbld Shareholder-friendly capital management boxcheckbld Well-positioned for continued profitable growth • Strong, disciplined business growth • Significant opportunities to further enhance profitability

Appendix • Flaspöhler Cedent Survey Results • Predictable and Stable Underwriting Performance • Balanced and Diversified Capital Structure • Summary Balance Sheet • Summary Income Statement • Non-GAAP Financial Measures – Reconciliation • Non-GAAP Financial Measures 14

2013 Flaspöhler Cedent Survey Results • Maiden Re Top Ranked in Three Categories of 10: – Ease of doing business – ranked #1 – Client orientation – ranked #1 – Value added services – ranked #1 • More #1 rankings than any other reinsurer • Favorable rankings reflect efforts to deliver differentiated products and services to clients • Continued orientation around delivering on Maiden’s core value proposition to clients and prospects has helped drive new business opportunities and increase shares from existing customers 15 Appendix

551 554 644 696 705 724 782 811 108 208 360 360 215 215 126 126 126 150 315 315 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2007 2008 2009 2010 2011 2012 2013 3Q 2014 T o t a l C a p i t a l ( e x c l u d i n g A O C I ) Common Equity excluding AOCI Senior Notes Trust Preferred ("TRUPs")* Preference Shares Balanced and Diversified Capital Structure 16 • Access to capital markets has enabled Maiden to fund growth with long-term and perpetual securities — January 2009: 14% Junior Subordinated Debt (“TRUPS”) Offering of $260 million to finance the acquisition of GMAC RE with significant support from Founding Shareholders — June 2011: 30-Year, 8.25% Senior Notes Offering of $107.5 million, replacing a portion of 14% TRUPS (NYSE:MHNA) — March 2012: 30-Year, 8% Senior Notes Offering of $100 million (NYSE:MHNB) — August 2012: 8.25% Non-Cumulative Perpetual Preferred Share Offering of $150 million (NYSE:MHPRA) — October 2013: 7.25% Mandatory Convertible Preference Share Offering of $165 million, supporting reinsurance business growth (NASDAQ:MHLDO) — November 2013: 30-Year, 7.75% Senior Notes Offering of $152.5 million, proceeds used to redeem remaining 14% TRUPS (NYSE:MHNC) • Continued exploration of shareholder friendly, diverse and alternative sources of capital Balanced and Diversified Capital Structure (*) All remaining TRUPs redeemed on January 15, 2014 (In $ in millions) Appendix

Summary Balance Sheet 17 Appendix 2009 2010 2011 2012 2013 Q3 2014 ($ in millions) Invested Assets Investments $ 1,667.2 $ 1,880.3 $ 2,022.9 $ 2,621.6 $ 3,167.2 $ 3,461.8 Cash & Cash Equivalents 252.3 185.9 303.0 213.8 217.2 273.2 Loan to Related Party 168.0 168.0 168.0 168.0 168.0 168.0 Total Invested Assets 2,087.5 2,234.2 2,493.9 3,003.4 3,552.4 3,903.0 Net Reinsurance Receivable 211.3 226.3 423.4 522.6 560.1 516.4 Deferred Acquisition Costs 173.0 203.6 248.4 270.7 304.9 369.1 Other Assets 164.3 318.5 229.4 341.5 296.0 271.3 Total Assets $ 2,636.1 $ 2,982.6 $ 3,395.1 $ 4,138.2 $ 4,713.4 $ 5,059.8 Loss and LAE Reserve $ 1,002.7 $ 1,226.8 $ 1,398.4 $ 1,740.3 $ 1,957.8 $ 2,157.2 Unearned Premiums 583.5 657.6 832.0 936.5 1,034.8 1,231.4 Senior Notes - - 107.5 207.5 360.0 360.0 Trust Preferred Securities 215.1 215.2 126.3 126.3 126.4 - Other Liabilities 158.3 132.5 161.9 112.0 110.1 97.1 Total Liabilities 1,959.6 2,232.1 2,626.1 3,122.6 3,589.1 3,845.7 Equity 676.5 750.5 769.0 1,015.6 1,124.3 1,214.1 Total Liabilities & Equity $ 2,636.1 $ 2,982.6 $ 3,395.1 $ 4,138.2 $ 4,713.4 $ 5,059.8 Book Value per Common Share $ 9.62 $ 10.40 $ 10.64 $ 11.96 $ 11.14 $ 12.33 Growth in Total Invested Assets 13.8% 7.0% 11.6% 20.4% 18.3% 9.9% Ratio of Total Invested Assets to Equity 308.6% 297.7% 324.3% 295.7% 316.0% 321.5%

2009 2010 2011 2012 2013 YTD Q3 2014 Net Premium Written 1,030.4$ 1,227.8$ 1,723.5$ 1,901.3$ 2,096.3$ 1,856.3$ Net Earned Premium 919.9$ 1,169.8$ 1,552.4$ 1,803.8$ 2,000.9$ 1,643.6$ Net Investment Income 62.9 71.6 74.9 81.2 91.4 85.4 Interest and Amortization Expense 34.4 36.5 34.1 36.4 39.5 22.4 Net Income attributable to Maiden common shareholders61.1$ 69.9$ 28.5$ 46.5$ 87.9$ 49.5$ Operating Earnings * 66.2$ 72.7$ 69.6$ 48.5$ 87.5$ 83.1$ Operating EPS * 0.95$ 1.02$ 0.96$ 0.66$ 1.18$ 1.09$ Operating ROE * 11.2% 10.2% 9.2% 5.9% 10.5% 13.0% Loss Ratio 66.2% 64.6% 66.6% 69.5% 67.0% 66.6% Expense Ratio 29.7% 32.3% 31.5% 30.0% 30.5% 31.2% Combined Ratio 95.9% 96.9% 98.1% 99.5% 97.5% 97.8% ($ in millions) Summary Income Statement • (*) 2011 Includes $9.5 million or 0.6% in loss ratio and combined ratio impact from U.S. thunderstorm and tornado activity in 2Q11. 2012 includes $31.1 million or 1.7% in loss ratio and combined ratio impact from Superstorm Sandy in 4Q12. • Please see the non-GAAP reconciliation table in the appendix of this presentation for additional important information. 18 Appendix

Non-GAAP Financial Measures Reconciliation Note: Please see the definition of non-GAAP financial measures on next page for additional important information. Appendix 19 2009 2010 2011 2012 2013 YTD Q3 2014 ($ in millions) Net income $ 61.1 $ 69.9 $ 28.5 $ 50.2 $ 102.8 $ 67.9 (Income) loss attributable to noncontrolling interest - - - (0.1) (0.1) $ (0.1) Dividends on preference shares - - - (3.6) (14.8) $ (18.3) Add (subtract): Net realized (gains) losses on investment (0.3) (6.6) (0.5) (1.9) (3.6) (1.0) Net impairment losses recognized in earnings 1.2 Foreign exchange and other losses (gains) (2.5) 0.6 (0.3) (1.6) (2.8) (1.5) Amortization of intangible assets 6.6 5.8 5.0 4.4 3.8 2.5 Divested excess and surplus business 2.8 Junior subordinated debt repurchase expense - - 15.1 - - - Accelerated amortization of subordinated debt discount and issuance cost - - 20.3 - - 28.2 Interest expense incurred related to 2013 Senior Notes prior to actual redemption of fff the junior subordinated debt - - - - 1.2 0.5 Non-recurring general and administrative expenses relating to IIS Acquisition (2010) and GMAC Acquisition (2008) - 1.8 0.2 - - - Non-cash deferred tax expense 1.3 1.2 1.3 1.1 1.0 0.9 Operating earnings $ 66.2 $ 72.7 $ 69.6 $ 48.5 $ 87.5 $ 83.1 Operating earnings per common share: Basic operating earnings per share $ 0.95 $ 1.03 $ 0.97 $ 0.67 $ 1.21 $ 1.14 Diluted operating earnings per share $ 0.95 $ 1.02 $ 0.96 $ 0.66 $ 1.18 $ 1.09

Non-GAAP Financial Measures • In presenting the Company’s results, management has included and discussed in this presentation certain non generally accepted accounting principles (“non-GAAP”) financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“U.S. GAAP”). • Operating Earnings and Operating Earnings per Common Share: In addition to presenting net income determined in accordance with U.S. GAAP, we believe that showing operating earnings enables investors, analysts, rating agencies and other users of our financial information to more easily analyze our results of operations in a manner similar to how management analyzes our underlying business performance. Operating earnings should not be viewed as a substitute for U.S. GAAP net income. Operating earnings are an internal performance measure used in the management of our operations and represents operating results excluding, as applicable on a recurring basis, net realized and unrealized gains or losses on investment, foreign exchange and other gains or losses, amortization of intangible assets and non-cash deferred tax expenses. We exclude net realized and unrealized gains or losses on investment and foreign exchange and other gains or losses as we believe that both are heavily influenced in part by market opportunities and other factors. We do not believe amortization of intangible assets are representative of our ongoing business. We believe all of these amounts are largely independent of our business and underwriting process and including them distorts the analysis of trends in our operations. We also exclude certain non- recurring expenditures that are material to understanding our results of operations. As of the third quarter of 2014, we exclude impairment losses. Beginning in the second quarter of 2014, we exclude our divested E&S business as it has been in run-off for over one year following the sale to Brit effective May 1, 2013. Furthermore, in the Q1 of 2014 and Q2 2011, we exclude the accelerated amortization of the Junior Subordinated Debt discount and the write off of the associated issuance costs. In Q1 2014 and Q4 2013, we also exclude the interest expense incurred on our 2013 Senior Notes prior to the redemption of the outstanding Junior Subordinated Debt given the one time nature of the additional funding cost. For 2011 and 2010, we exclude transaction expenses related to the IIS Acquisition as these are non-recurring. • Operating Return on Average Common Equity ("Operating ROACE"): Management uses operating return on average common shareholders' equity as a measure of profitability that focuses on the return to Maiden common shareholders. It is calculated using operating earnings available to common shareholders (as defined above) divided by average Maiden common shareholders' equity. Management has set as a target a long-term average of 15% Operating ROACE, which management believes provides an attractive return to shareholders for the risk assumed from our business. The repayment of the Junior Subordinated Debt in the first quarter of 2014 is a crucial step in advancing the Company closer to that goal. • See the previous page of this presentation for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. Appendix 20